EXHIBIT 99.3

                                  $290,000,000
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2003-2
                                    (Issuer)

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2003-2

OFFERED CERTIFICATES
                           Initial Certificate                                           Initial    Expected
                            Principal Balance    Initial Pass-                            W. A.      W. A.      Expected
                           or Notional Amount       Through                               Months     Reset      Initial
Class                              (1)               Rate        Principal Types         to Reset    Margin    Rating (2)
------------------------   -------------------   -------------   ---------------------   --------   --------   ----------
Class 1-A-1                   $[44,000,000]        [ ]%(3)       Senior, Pass-Through          35      1.750      AAA
Class 1-A-IO                  $[44,000,000](4)     [ ]%(5)       Senior, Notional IO           35      N/A        AAA
Class 2-A-1                   $[48,000,000]        [ ]%(6)       Senior, Pass-Through          33      1.750      AAA
Class 2-A-IO                  $[48,000,000](4)     [ ]%(7)       Senior, Notional IO           33      N/A        AAA
Class 3-A-1                   $[72,000,000]        [ ]%(8)       Senior Pass-Through           59      1.625      AAA
Class 3-A-IO                  $[72,000,000](4)     [ ]%(9)       Senior, Notional IO           59      N/A        AAA
Class 4-A-1                   $[78,000,000]        [ ]%(10)      Senior, Pass- Through         60      1.625      AAA
Class 4-A-IO                  $[78,000,000](4)     [ ]%(11)      Senior, Notional IO           60      N/A        AAA
Class 5-A-1                   $[32,000,000]        [ ]%(12)      Senior, Pass- Through         60      1.625      AAA
Class 5-A-IO                  $[32,000,000](4)     [ ]%(13)      Senior, Notional IO           60      N/A        AAA
Class 6-A-1                   $[14,500,000]        [ ]%(14)      Senior, Pass- Through         82      1.500      AAA
Class 6-A-IO                  $[14,500,000](4)     [ ]%(15)      Senior, Notional IO           82      N/A        AAA
Class A-R                             $100         [ ]%(16)      Senior, Residual             N/A      N/A        AAA
Class B-1                     $ [7,100,000]        [ ]%(17)      Subordinate                   53      1.93        AA
Class B-2                     $ [3,000,000]        [ ]%(17)      Subordinate                   53      1.93        A
Class B-3                     $ [2,100,000]        [ ]%(17)      Subordinate                   53      1.93       BBB

NON-OFFERED CERTIFICATES
Class B-4                     $ [1,000,000]        [ ]%(17)      Subordinate                   53      1.93        BB
Class B-5                       $ [970,000]        [ ]%(17)      Subordinate                   53      1.93        B
Class B-6                       $ [970,000]        [ ]%(17)      Subordinate                   53      1.93        NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

----------
(1)   +/- 5% variance.

(2)   Senior classes will be rated by two of the following rating agencies:
      Moody's Investors Service, Inc., Standard & Poor's Ratings Service, and Fitch Ratings. Subordinate classes will be rated by at least one of those rating agencies.

(3) The initial coupon on the Class 1-A-1 certificates will equal [____]%. For each subsequent distribution date through the distribution date in May 2006, the pass-through rate will equal the lesser of the weighted average of the net mortgage rates on the loans in the first loan group less [___]%. After the distribution date in May 2006, the pass-through rate will equal the lesser of the weighted average of the net mortgage rates less [0.26]%.

(4) The Class 1-A-IO, 2-A-IO, 3-A-IO, 4-A-IO and 5-A-IO certificates are interest-only certificates, will not be entitled to distributions in respect of principal and will bear interest on their notional amounts."

(5) For each distribution date through May 2006, interest will accrue on the Class 1-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the first loan group, and (ii) [____]%. For each distribution date after May 2006, interest will accrue on the Class 1-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the first loan group, and (ii) [0.26]%.

(6) The initial coupon on the Class 2-A-1 certificates will equal [____]%. For each subsequent distribution date through March 2006, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the second loan group less [____]%. For each distribution date after March 2006, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the second loan group less [0.44]%.

(7) For each distribution date through March 2006, interest will accrue on the Class 2-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the second loan group, and (ii) [___]%. For each Distribution date after March 2006, interest will accrue on the Class 2-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the second loan group, and (ii) [0.44]%.

(8) The initial coupon on the Class 3-A-1 certificates will equal [____]%. For each subsequent distribution date through May 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the third loan group less [____]%. For each distribution date after May 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the third loan group less [0.125]%.

(9) For each distribution date through May 2008, interest will accrue on the Class 3-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the third loan group, and (ii) [__]%. For each Distribution date after May 2008, interest will accrue on the Class 3-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the third loan group, and (ii) [0.125]%.

(10) The initial coupon on the Class 4-A-1 certificates will equal [____]%. For each subsequent distribution date through June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fourth loan group less [____]%. For each distribution date after June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fourth loan group less [0.31]%.

(11) For each distribution date through June 2008, interest will accrue on the Class 4-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fourth loan group, and (ii) [____]%. For each Distribution date after June 2008, interest will accrue on the Class 4-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fourth loan group, and (ii) [0.31]%.

(12) The initial coupon on the Class 5-A-1 certificates will equal [___]%. For each subsequent distribution date through June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fifth loan group less [____]%. For each distribution date after June 2008, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the fifth loan group less [0.35]%.

(13) For each distribution date through June 2008, interest will accrue on the Class 5-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fifth loan group, and (ii) [___]%. For each Distribution date after June 2008, interest will accrue on the Class 5-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the fifth loan group, and (ii) [0.35]%.

(14) The initial coupon on the Class 6-A-1 certificates will equal [____]%. For each subsequent distribution date through April 2010, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the sixth loan group less [____]%. For each distribution date after April 2010, the pass-through rate will equal the weighted average of the net mortgage rates on the loans in the sixth loan group less [0.27]%.

(15) For each distribution date through April 2010, interest will accrue on the Class 6-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the sixth loan group, and (ii) [__]%. For each Distribution date after April 2010, interest will accrue on the Class 6-A-IO certificates at a per annum rate equal to the lesser of (i) the weighted average of the net mortgage rates on the loans in the sixth loan group, and (ii) [0.27]%.

(16) The pass-through rate for the Class R certificates will equal the weighted average of the net mortgage rates on the loans in the first group.

(17) The pass-through rates for the Class B certificates for each distribution date will equal the weighted average of the net mortgage rates on the loans in each loan group.

                                     SUMMARY

Relevant Parties

      Issuer ....................   MASTR Adjustable Rate Mortgages Trust
                                    2003-2. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions,
                                    Inc., as depositor, UBS Warburg Real Estate
                                    Securities Inc., as transferor, Wells Fargo
                                    Bank Minnesota, N.A., as master servicer, and JPMorgan Chase Bank, as trustee.

      Depositor .................   Mortgage Asset Securitization Transactions,
                                    Inc., a Delaware corporation. The
                                    depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

      Master Servicer ...........   Wells Fargo Bank Minnesota, N.A., a national
                                    banking association. The master servicer's principal office is located at 9062 Old
                                    Annapolis Road, Columbia, Maryland 21045.

                                    Pursuant to the pooling and servicing
                                    agreement, the master servicer will be
                                    required to monitor the performance of the servicers.

      Transferor ................   UBS Warburg Real Estate Securities Inc. The
                                    transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

      Trustee ...................   JPMorgan Chase Bank, a New York banking
                                    corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York,
                                    New York 10004.

Optional Termination ............   The master servicer may, at its option,
                                    repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Relevant Dates

      Cut-Off Date ..............   July 1, 2003.

      Closing Date ..............   On or about July 29, 2003.

      Investor Settle Date ......   On or about July 30, 2003.

      Distribution Date .........   The 25th day of each month or, if that day
                                    is not a business day, the next business day, beginning in August 2003.

      Interest Accrual Period ...   The period from and including the 25th day
                                    of the month preceding the month in which the relevant distribution date occurs to an including the 24th day of the month in which that distribution date occurs.

      Last Scheduled
      Distribution Date .........   August 25, 2033.

Tax Status ......................   REMIC.

Collateral ......................   The trust's main source of funds for making
                                    distributions on the certificates will be collections on six pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

ERISA Considerations ............   If you are a fiduciary of any retirement
                                    plan or other employee benefit arrangement subject to the Employee Retirement Income
                                    Security Act of 1974, as amended, or Section
                                    4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate.

Credit Enhancement ..............   The Class B-1, Class B-2, Class B-3, Class
                                    B-4, Class B-5 and Class B-6 Certificates provide subordination for all certificate groups. Because the Class B-1, Class B-2,
                                    Class B-3, Class B-4, Class B-5 and Class
                                    B-6 certificates provide credit support for the senior certificates of each certificate group the protection provided to the senior certificates related to one loan group by the subordinate certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the loans in other loan groups.

MARM 2003-2 Preliminary Collateral Summary

*All collateral is preliminary and may change.

Pool                                 Group 1       Group 2       Group 3       Group 4       Group 5       Group 6        Total:
------------------------------------------------------------------------------------------------------------------------------------
Total Balance (+/- 5%)             $47,073,742   $52,070,696   $77,743,574   $84,512,270   $34,574,788   $15,676,257   $311,651,327
Avg Balance (+/- 5%)                  $457,027      $380,078      $400,740      $384,147      $308,703      $447,893       $389,078
WA Gross Rate (+/- 5bps)                 4.375         5.509          5.24         5.526         4.833         5.563           5.20%
WA Net Rate (+/- 5bps)                   4.086         5.161         4.668         5.123         4.404         4.961           4.77%
WA Roll (+/- 1mth)                          35            33            59            60            60            82             53
WA Gross Margin (+/- 10bps)              2.300         2.538         2.323         2.336         2.403         2.370           2.37%
WA First Rate Cap (+/-25bps)             2.522         3.464         5.492         5.096         5.076         5.691           4.56%
WA Periodic Rate Cap (+/- .25)           1.815         1.387         1.496         1.348          1.66         1.967           1.53%
WA Max Rate (+/- 25bps)                 10.375        11.507        10.914        10.727        10.023        11.255          10.80%
WA FICO (+/- 10)                           724           707           715           701           693           717            709
WA Orig LTV (+/-5%)                      71.53         74.73          72.2         73.36         75.04         74.86          73.28%
CA % (+/-5%)                             40.82         59.69         49.33         66.36         41.15         17.87           51.9
Prepay % (+/-5%)                          2.31         15.58         89.43             0             0         54.88          28.02
Full/Alt Doc % (+/-5%)                   55.15         18.17         40.66         27.32         95.71         73.12          43.21
WA Rem Term (+/-5%)                        360           359           359           359           359           358            359

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
Current Balance                      Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= $322,700.00                         324    $67,212,536          21.57      9.07     22.93     22.67     23.05     33.95     13.77
$322,700.01 - $450,000.00              247     95,288,691          30.58     37.24     29.38     29.06     29.39     34.31     20.19
$450,000.01 - $650,000.00              166     88,581,931          28.42     31.70     25.18     25.28     28.98     25.15     49.20
$650,000.01 - $850,000.00               29     21,884,615           7.02      7.92     11.50      6.95      7.08      0.00      5.00
$850,000.01 - $1,050,000.00             24     23,003,390           7.38      8.23     11.02      4.82      8.09      2.75     11.83
$1,250,000.01 - $1,450,000.00            6      7,991,190           2.56      2.66      0.00      5.19      1.63      3.85      0.00
$1,450,000.01 - $1,650,000.00            4      5,998,975           1.92      3.19      0.00      3.86      1.77      0.00      0.00
$1,650,000.01 - $1,850,000.00            1      1,690,000           0.54      0.00      0.00      2.17      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $38,950.00
Maximum: $1,690,000.00
Average: $389,077.81

                                                                % of
                                     # of     Aggregate      Aggregate
Current Rate                         Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
----------------------------------   -----   ------------   ------------   -------   -------   -------   -------   -------   -------
2.751% - 3.000%                          1       $631,200           0.20      1.34      0.00      0.00      0.00      0.00      0.00
3.001% - 3.250%                          1        407,920           0.13      0.87      0.00      0.00      0.00      0.00      0.00
3.251% - 3.500%                          5      2,029,700           0.65      1.04      0.00      1.73      0.00      0.57      0.00
3.501% - 3.750%                         16      5,535,832           1.78      8.47      0.00      0.41      0.60      2.07      0.00
3.751% - 4.000%                         25     11,033,256           3.54     13.83      0.00      3.65      0.00      4.87      0.00
4.001% - 4.250%                         38     13,338,917           4.28     18.39      0.00      2.67      0.00      7.53      0.00
4.251% - 4.500%                         44     16,441,930           5.28     11.05      0.00      6.40      0.00     15.22      6.38
4.501% - 4.750%                         65     25,847,911           8.29     23.95      0.00      9.02      2.62     15.46      0.00
4.751% - 5.000%                         95     39,338,344          12.62     21.05     14.55     12.72      6.91     15.16      5.66
5.001% - 5.250%                        133     52,783,023          16.94      0.00     26.86     17.54     18.04     20.99     16.94
5.251% - 5.500%                        156     61,943,041          19.88      0.00     36.02     18.31     22.67     18.14     22.42
5.501% - 5.750%                         99     35,632,556          11.43      0.00      7.20      5.72     29.42      0.00     16.39
5.751% - 6.000%                         72     27,030,816           8.67      0.00      4.48     11.99     14.45      0.00     20.15
6.001% - 6.250%                         18      7,358,765           2.36      0.00      2.16      5.13      2.11      0.00      2.97
6.251% - 6.500%                         11      5,955,033           1.91      0.00      1.41      2.78      2.65      0.00      5.18
6.501% - 6.750%                          3      1,596,360           0.51      0.00      1.89      0.00      0.00      0.00      3.90
6.751% - 7.000%                          5      2,161,544           0.69      0.00      1.45      1.25      0.52      0.00      0.00
7.001% - 7.250%                          1        189,554           0.06      0.00      0.36      0.00      0.00      0.00      0.00
7.251% - 7.500%                          7      1,379,135           0.44      0.00      1.66      0.66      0.00      0.00      0.00
7.501% - 7.750%                          4        773,981           0.25      0.00      1.49      0.00      0.00      0.00      0.00
7.751% - 8.000%                          1         99,397           0.03      0.00      0.19      0.00      0.00      0.00      0.00
8.251% - 8.500%                          1        143,113           0.05      0.00      0.27      0.00      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 8.500%
Weighted Average: 5.203%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 24, 2003 11:46                    Page 1 of 7

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
Months to Roll                       Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
3                                        1       $326,003           0.10      0.00      0.63      0.00      0.00      0.00      0.00
6                                        4      2,290,000           0.73      0.67      3.79      0.00      0.00      0.00      0.00
9                                        1        264,599           0.08      0.00      0.51      0.00      0.00      0.00      0.00
10                                       1        166,758           0.05      0.00      0.32      0.00      0.00      0.00      0.00
12                                       1        169,106           0.05      0.00      0.32      0.00      0.00      0.00      0.00
14                                       1        183,101           0.06      0.00      0.35      0.00      0.00      0.00      0.00
15                                       2        230,247           0.07      0.00      0.44      0.00      0.00      0.00      0.00
16                                       6        874,315           0.28      0.00      1.68      0.00      0.00      0.00      0.00
17                                       1        205,062           0.07      0.00      0.39      0.00      0.00      0.00      0.00
23                                       1        400,164           0.13      0.00      0.77      0.00      0.00      0.00      0.00
24                                       5      2,127,400           0.68      0.36      3.76      0.00      0.00      0.00      0.00
25                                       3        754,052           0.24      0.00      1.45      0.00      0.00      0.00      0.00
29                                       1        416,068           0.13      0.00      0.80      0.00      0.00      0.00      0.00
30                                       2        752,662           0.24      1.60      0.00      0.00      0.00      0.00      0.00
32                                       1        546,953           0.18      1.16      0.00      0.00      0.00      0.00      0.00
33                                       5      2,528,789           0.81      0.68      4.24      0.00      0.00      0.00      0.00
34                                      25     11,503,121           3.69      2.44     19.89      0.00      0.00      0.00      0.00
35                                      22     10,366,186           3.33     16.11      5.34      0.00      0.00      0.00      0.00
36                                     125     52,960,442          16.99     69.62     38.77      0.00      0.00      0.00      0.00
37                                      32     12,079,410           3.88      7.36     16.55      0.00      0.00      0.00      0.00
49                                       1        258,422           0.08      0.00      0.00      0.33      0.00      0.00      0.00
51                                       1        192,091           0.06      0.00      0.00      0.00      0.23      0.00      0.00
52                                       2      1,216,141           0.39      0.00      0.00      1.25      0.29      0.00      0.00
53                                       2      1,945,142           0.62      0.00      0.00      2.50      0.00      0.00      0.00
54                                       3      1,047,256           0.34      0.00      0.00      0.00      1.06      0.44      0.00
55                                       3      2,189,092           0.70      0.00      0.00      0.51      1.63      1.20      0.00
56                                       1      1,499,975           0.48      0.00      0.00      1.93      0.00      0.00      0.00
57                                      10      5,947,303           1.91      0.00      0.00      4.72      2.70      0.00      0.00
58                                      27     10,301,077           3.31      0.00      0.00      6.87      2.39      8.52      0.00
59                                     108     44,287,277          14.21      0.00      0.00     14.96     24.10     35.53      0.00
60                                     256     90,415,526          29.01      0.00      0.00     61.60     41.33     21.98      0.00
61                                     112     37,531,331          12.04      0.00      0.00      5.34     26.28     32.33      0.00
78                                       1        335,356           0.11      0.00      0.00      0.00      0.00      0.00      2.14
80                                       3      1,213,056           0.39      0.00      0.00      0.00      0.00      0.00      7.74
81                                       5      2,088,275           0.67      0.00      0.00      0.00      0.00      0.00     13.32
82                                       8      3,562,877           1.14      0.00      0.00      0.00      0.00      0.00     22.73
83                                       8      4,839,444           1.55      0.00      0.00      0.00      0.00      0.00     30.87
84                                       8      3,386,250           1.09      0.00      0.00      0.00      0.00      0.00     21.60
85                                       2        251,000           0.08      0.00      0.00      0.00      0.00      0.00      1.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3
Maximum: 85
Weighted Average: 53


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 24, 2003 11:46                    Page 2 of 7

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
Index                                Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR                             565   $208,801,693          67.00     18.54     63.44     97.26     75.61     46.79     72.41
1 YR LIBOR                             172     84,459,813          27.10     76.72     33.89      2.74     20.92     29.70      3.95
1 YR CMT                                64     18,389,822           5.90      4.74      2.67      0.00      3.47     23.52     23.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of     Aggregate      Aggregate
Gross Margin                         Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                                4     $1,097,791           0.35      0.00      0.00      0.00      0.57      0.00      3.95
2.001% - 2.250%                        650    258,666,968          83.00     88.79     79.17     91.88     82.35     68.77     69.14
2.251% - 2.500%                          6      3,343,091           1.07      1.94      0.00      2.78      0.00      0.78      0.00
2.501% - 2.750%                        109     37,359,206          11.99      9.27      6.18      1.26     16.62     30.45     26.91
2.751% - 3.000%                          5      3,475,542           1.12      0.00      2.94      2.50      0.00      0.00      0.00
3.001% - 3.250%                          6      2,614,990           0.84      0.00      4.28      0.00      0.46      0.00      0.00
3.501% - 3.750%                          1        234,000           0.08      0.00      0.45      0.00      0.00      0.00      0.00
3.751% - 4.000%                          4      1,139,652           0.37      0.00      2.19      0.00      0.00      0.00      0.00
4.251% - 4.500%                          1        400,164           0.13      0.00      0.77      0.00      0.00      0.00      0.00
4.751% - 5.000%                          7      2,037,897           0.65      0.00      1.56      1.58      0.00      0.00      0.00
5.251% - 5.500%                          1        264,599           0.08      0.00      0.51      0.00      0.00      0.00      0.00
5.751% - 6.000%                          7      1,017,428           0.33      0.00      1.95      0.00      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 6.000%
Weighted Average: 2.370%

                                                                % of
                                     # of     Aggregate      Aggregate
First Rate Cap                       Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
1.000%                                   4     $2,290,000           0.73      0.67      3.79      0.00      0.00      0.00      0.00
2.000%                                 124     60,301,388          19.35     81.46     36.56      2.99      0.00      1.71      0.00
3.000%                                  31      9,126,874           2.93      0.36     14.37      1.58      0.29      0.00      0.00
5.000%                                 475    168,361,101          54.02     17.51     45.28     34.10     89.48     85.54     30.86
6.000%                                 167     71,571,964          22.97      0.00      0.00     61.34     10.23     12.75     69.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.561%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 24, 2003 11:46                    Page 3 of 7

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
Periodic Rate Cap                    Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
1.000%                                 412   $145,382,284          46.65     18.54     59.19     49.58     65.09     34.04      3.27
1.500%                                  16      3,688,692           1.18      0.00      4.25      1.58      0.29      0.00      0.00
2.000%                                 373    162,580,351          52.17     81.46     36.56     48.84     34.62     65.96     96.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.528%

                                                                % of
                                     # of     Aggregate      Aggregate
Maximum Rate                         Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
8.251% - 8.500%                          3     $1,540,900           0.49      0.00      0.00      1.73      0.00      0.57      0.00
8.501% - 8.750%                          7      1,547,882           0.50      0.00      0.00      0.41      0.60      2.07      0.00
8.751% - 9.000%                         15      5,152,106           1.65      1.34      0.00      3.65      0.00      4.87      0.00
9.001% - 9.250%                         21      5,088,115           1.63      0.87      0.00      2.67      0.00      7.53      0.00
9.251% - 9.500%                         29      9,448,950           3.03      1.04      0.00      5.08      0.00     11.60      6.38
9.501% - 9.750%                         40     15,671,051           5.03      8.47      0.00      5.86      2.62     14.22      0.00
9.751% - 10.000%                        40     17,721,139           5.69     13.83      0.00      3.13      6.56      7.43      4.21
10.001% - 10.250%                       79     32,830,883          10.53     18.39      0.00      5.02     14.62     17.26     12.39
10.251% - 10.500%                       84     31,580,863          10.13     11.05      0.00      4.04     18.42     19.01      6.99
10.501% - 10.750%                       98     35,314,594          11.33     23.95      0.26      4.03     24.07      1.24      0.00
10.751% - 11.000%                      102     40,305,139          12.93     21.05     15.58     11.64     12.06      7.73      2.34
11.001% - 11.250%                       80     31,154,871          10.00      0.00     29.02     13.09      4.57      3.73      4.55
11.251% - 11.500%                       91     38,215,949          12.26      0.00     36.02     15.60      4.69      2.75     15.43
11.501% - 11.750%                       34     14,234,946           4.57      0.00      6.94      4.85      5.06      0.00     16.39
11.751% - 12.000%                       37     15,255,395           4.90      0.00      4.21      9.94      2.74      0.00     19.26
12.001% - 12.250%                       10      4,814,756           1.54      0.00      0.00      4.56      0.95      0.00      2.97
12.251% - 12.500%                       10      5,838,185           1.87      0.00      1.41      3.11      2.21      0.00      5.18
12.501% - 12.750%                        4      1,832,788           0.59      0.00      1.87      0.00      0.29      0.00      3.90
12.751% - 13.000%                        2        661,950           0.21      0.00      0.43      0.00      0.52      0.00      0.00
13.501% - 13.750%                        1        216,460           0.07      0.00      0.42      0.00      0.00      0.00      0.00
13.751% - 14.000%                        2      1,099,431           0.35      0.00      0.25      1.25      0.00      0.00      0.00
14.001% - 14.250%                        1        189,554           0.06      0.00      0.36      0.00      0.00      0.00      0.00
14.251% - 14.500%                        5        797,990           0.26      0.00      1.04      0.33      0.00      0.00      0.00
14.501% - 14.750%                        4        894,922           0.29      0.00      1.72      0.00      0.00      0.00      0.00
14.751% - 15.000%                        1         99,397           0.03      0.00      0.19      0.00      0.00      0.00      0.00
15.251% - 15.500%                        1        143,113           0.05      0.00      0.27      0.00      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 15.500%
Weighted Average: 10.799%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 24, 2003 11:46                    Page 4 of 7

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
FICO Scores                          Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
Not Available 0                          1       $290,400           0.09      0.00      0.56      0.00      0.00      0.00      0.00
601 - 620                                4      1,329,248           0.43      0.39      0.00      0.20      0.58      1.44      0.00
621 - 640                               48     20,795,491           6.67      0.00      3.32      2.89     11.40     19.88      1.98
641 - 660                               56     22,537,719           7.23      1.73      4.83      4.95     10.24     14.45     10.88
661 - 680                              112     46,665,059          14.97     14.00     22.14     16.37     13.29      9.14      9.12
681 - 700                              136     51,961,478          16.67     12.70     18.61     19.12     16.20     14.87     16.55
701 - 720                              125     45,013,648          14.44     15.97     16.76     15.15     14.46      8.23     12.28
721 - 740                               85     33,460,569          10.74     20.02      4.54     10.37     10.10      8.19     14.31
741 - 760                              109     39,148,561          12.56     15.15     17.61      9.42      9.71      9.72     25.26
761 - 780                               79     33,529,180          10.76     13.65      8.07     15.10      7.35     11.22      6.82
781 - 800                               39     14,981,086           4.81      5.54      2.87      5.76      6.41      2.18      1.45
801 - 820                                7      1,938,888           0.62      0.84      0.69      0.66      0.26      0.68      1.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 603
Maximum: 818
Weighted Average: 709

                                                                % of
                                     # of     Aggregate      Aggregate
Loan To Value Ratio                  Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                               29    $11,808,240           3.79      6.83      1.55      3.83      2.84      6.97      0.00
50.01% - 55.00%                         22     12,829,606           4.12      6.27      5.55      4.78      3.87      0.00      0.00
55.01% - 60.00%                         26     12,251,565           3.93      1.99      4.16      2.60      5.69      3.14      7.87
60.01% - 65.00%                         49     25,015,668           8.03      5.34      5.42     14.81      6.03      5.45      7.56
65.01% - 70.00%                         87     42,165,039          13.53     13.62      9.46     18.68     13.60      9.61      9.51
70.01% - 75.00%                         98     42,352,060          13.59     14.52     14.38     10.12     13.56     12.19     28.61
75.01% - 80.00%                        413    143,819,309          46.15     48.48     53.66     37.65     48.48     50.43     34.33
80.01% - 85.00%                         13      3,932,666           1.26      0.60      0.35      1.86      1.13      0.65      5.37
85.01% - 90.00%                         35     10,227,540           3.28      0.74      2.74      3.85      2.88      6.99      3.90
90.01% - 95.00%                         25      6,614,811           2.12      1.61      2.35      1.63      1.58      4.57      2.86
95.01% - 100.00%                         4        634,823           0.20      0.00      0.39      0.18      0.34      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.70
Maximum: 100.00
Weighted Average: 73.28

                                                                % of
                                     # of     Aggregate      Aggregate
Amortization                         Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                       425   $166,063,191          53.28     65.76     60.59     52.24     35.86     72.46     48.39
Interest Only                          376    145,588,136          46.72     34.24     39.41     47.76     64.14     27.54     51.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 24, 2003 11:46                    Page 5 of 7

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
Top 5 States                         Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
California                             395   $161,757,115          51.90     40.82     59.69     49.33     66.36     41.15     17.87
Other                                  256     91,203,240          29.26     34.50     28.47     24.34     21.67     40.58     56.60
Florida                                 50     19,870,754           6.38      5.17      6.11     13.29      1.40      3.70      9.33
Arizona                                 45     15,859,067           5.09      2.05      0.31      6.73      7.09      7.27      6.36
Illinois                                28     13,076,081           4.20      9.32      3.28      3.31      1.04      5.72      9.84
Washington                              27      9,885,070           3.17      8.15      2.15      2.99      2.43      1.58      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of     Aggregate      Aggregate
Prepay Original Term                 Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
0                                      585   $224,324,809          71.98     97.69     84.42     10.57    100.00    100.00     45.12
6                                        4      2,619,800           0.84      0.00      0.94      2.74      0.00      0.00      0.00
12                                      10      4,488,300           1.44      1.03      4.37      2.22      0.00      0.00      0.00
24                                      19      4,505,002           1.45      0.00      7.43      0.82      0.00      0.00      0.00
36                                      39     16,841,283           5.40      1.27      2.37     18.63      0.00      0.00      3.35
60                                     144     58,872,134          18.89      0.00      0.46     65.03      0.00      0.00     51.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of     Aggregate      Aggregate
Document Type                        Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                       353   $134,672,670          43.21     55.15     18.17     40.66     27.32     95.71     73.12
Reduced                                266     98,591,716          31.64     15.21     61.98     12.72     58.13      0.00      0.89
Stated Doc                             102     42,294,919          13.57      0.00      9.78     36.10      7.09      0.00     20.06
Streamline                              43     19,732,650           6.33     29.64      1.48      0.00      4.17      4.29      0.00
No Income No Asset                      25      9,715,980           3.12      0.00      7.12      6.78      0.87      0.00      0.00
No Ratio                                12      6,643,393           2.13      0.00      1.48      3.74      2.41      0.00      5.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of     Aggregate      Aggregate
Loan Purpose                         Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               308   $110,878,477          35.58     37.90     48.80     25.03     35.21     41.60     25.69
Rate/Term Refinance                    260    103,397,409          33.18     46.65     20.90     31.71     33.00     33.71     40.61
Cash Out Refinance                     233     97,375,441          31.24     15.45     30.31     43.26     31.79     24.69     33.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 24, 2003 11:46                    Page 6 of 7

                               UBS Investemt Bank
                        Collateral Stratification Report
                                  MASTER 2003-2
                              DEALNAME ss 'MARM03'

                                                                % of
                                     # of     Aggregate      Aggregate
Owner Occupancy Status               Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
Primary                                716   $279,689,827          89.74     96.40     89.63     82.47     92.69     95.60     77.47
Investor                                51     17,087,598           5.48      2.38      5.93     11.00      2.37      0.97     12.72
Secondary                               34     14,873,903           4.77      1.22      4.45      6.53      4.95      3.43      9.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of     Aggregate      Aggregate
Property Type                        Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
Single Family                          539   $216,572,855          69.49     62.48     73.08     70.31     67.35     74.87     74.27
PUD                                    179     67,110,676          21.53     27.28     17.29     18.95     26.13     19.72     10.42
Condominium                             59     18,268,394           5.86      7.97      5.14      6.35      5.22      5.40      3.97
Two- to Four Family                     24      9,699,403           3.11      2.26      4.50      4.40      1.29      0.00     11.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of     Aggregate      Aggregate
Stated Remaining Term to Maturity#   Loans     Balance        Balance      Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
------------------------------------------------------------------------------------------------------------------------------------
299                                      1        $71,518           0.02      0.00      0.00      0.00      0.00      0.21      0.00
300                                      1        322,700           0.10      0.00      0.00      0.00      0.00      0.93      0.00
345                                      1        264,599           0.08      0.00      0.51      0.00      0.00      0.00      0.00
346                                      1        166,758           0.05      0.00      0.32      0.00      0.00      0.00      0.00
348                                      1        169,106           0.05      0.00      0.32      0.00      0.00      0.00      0.00
349                                      1        258,422           0.08      0.00      0.00      0.33      0.00      0.00      0.00
350                                      1        183,101           0.06      0.00      0.35      0.00      0.00      0.00      0.00
351                                      4        748,340           0.24      0.00      1.07      0.00      0.23      0.00      0.00
352                                      8      2,090,456           0.67      0.00      1.68      1.25      0.29      0.00      0.00
353                                      4      2,566,272           0.82      0.00      1.19      2.50      0.00      0.00      0.00
354                                      6      2,135,274           0.69      1.60      0.00      0.00      1.06      0.44      2.14
355                                      3      2,189,092           0.70      0.00      0.00      0.51      1.63      1.20      0.00
356                                      5      3,259,983           1.05      1.16      0.00      1.93      0.00      0.00      7.74
357                                     20     10,564,367           3.39      0.68      4.24      4.72      2.70      0.00     13.32
358                                     60     25,367,074           8.14      2.44     19.89      6.87      2.39      8.52     22.73
359                                    139     60,169,553          19.31     16.11      6.11     15.41     24.10     35.32     30.87
360                                    545    201,124,711          64.54     78.01     64.32     66.48     67.61     53.37     23.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 801   $311,651,327         100.00    100.00    100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 299
Maximum: 360
Weighted Average: 359


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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                               Jun 24, 2003 11:46                    Page 7 of 7